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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 26, 2003

                       CITIGROUP MORTGAGE LOAN TRUST INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


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          Delaware                   333-107958                 01-0791848
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation              File Number)          Identification Number)

390 Greenwich Street, 4th Floor
New York, New York                                           10013
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(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:  (212) 783-5635
                                                     --------------





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                                       -2-



Item 7.      FINANCIAL STATEMENTS. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)  Not applicable

        (b)  Not applicable

        (c)  Exhibits:



                          Item 601(a) of
                          Regulation S-K
Exhibit No.                Exhibit No.                       Description
-----------                -----------                       -----------
     1                         5.1                   Opinion and Consent of
                                                     Thacher Proffitt & Wood LLP





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                                       -3-


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 26, 2003
                                              CITIGROUP MORTGAGE LOAN
                                              TRUST INC.

                                              By:     /s/  Susan Mills
                                                   ------------------------
                                              Name:    Susan Mills
                                              Title:   Vice-President



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                                       -4-


                                  EXHIBIT INDEX




                               Item 601(a) of
                               Regulation S-K
Exhibit No.                      Exhibit No.                   Description
-----------                      -----------                   -----------
     1                               5.1                 Opinion and Consent of
                                                         Counsel